UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-8942
First Carolina Investors, Inc

(Exact name of registrant as specified in charter)
9347A Founders Street
Fort Mill, South Carolina 29708

(Address of principal executive offices)
Brent D. Baird
First Carolina Investors, Inc.
9347A Founders Street
Fort Mill, South Carolina 29708

(Name and address of agent for service)
Registrant’s telephone number, including area code: 803-802-0890
Date of fiscal year end: December 31, 2010
Date of reporting period: December 31, 2010
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-l). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles. A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

Item 1.	Report to Stockholders.

The Registrant’s Report to Shareholders at December 31, 2010 is furnished within the filing of this Form N-CSR.

FIRST CAROLINA INVESTORS, INC.

2010
ANNUAL REPORT

Company Profile
FIRST CAROLINA INVESTORS, INC.

Description of Business

First Carolina Investors, Inc. (the “Company”) was organized
December 2, 1971. The
Company is a non-diversified, closed-end management
investment company under The Investment Company Act of 1940.
FORM N-SAR

A copy of the Company’s December 31, 2010 report on Securities and Exchange
Commission Form N-SAR will be furnished without charge to
shareholders upon written
request directed to the Assistant
Secretary, First Carolina
Investors, Inc., P.O. Box 1827,
Fort Mill, SC 29716.
Table of Contents

Management’s Discussion and Analysis of Financial Conditions and Results of Operations	1
Management’s Report	3
Report of Independent Registered Public Accounting Firm	4
Financial Statements	5
Notes to Financial Statements	9
Financial Highlights	15

Quarterly Stock Prices (OTC Bulletin Board) and Dividends Paid Per Share

2010

Quarter	First	Second	Third	Fourth

High Bid	$8.90	10.00	18.00	15.00
Low Bid	$6.50	7.40	9.30	9.10
Cash Dividends	$0.50	0.50	0.50	0.50

2009

Quarter	First	Second	Third	Fourth

High Bid	$5.00	11.00	8.35	10.00
Low Bid	$4.00	4.00	4.21	6.55
Cash Dividends	$0.50	0.50	0.50	0.50

There were approximately 243 record holders of Shares of Common Stock at December 31, 2010.

This stock is not actively traded.

Management’s Discussion and Analysis of Financial Conditions and Results of Operations
FIRST CAROLINA INVESTORS, INC.

RESULTS OF OPERATIONS AND FINANCIAL CONDITION

First Carolina Investors, Inc. (the “Company”) was organized December 2, 1971 as a South Carolina unincorporated business trust. On July 1, 1987 the Company incorporated by merging into a wholly owned subsidiary (First Carolina Investors, Inc.) established solely for this purpose. The Company was incorporated November 24, 1986 under the laws of the State of Delaware.

From the inception of operations through and until December 31, 1975 the Company operated as a real estate investment trust (“REIT”) as defined in the Internal Revenue Code. Subsequently the Company became active in land development through both direct ownership and joint ventures, as well as investments in equity securities of financial and other entities. Real estate activities continued to be the Company’s primary business through the end of 1994. On January 3, 1995 the Company, pursuant to the requirements of The Investment Company Act of 1940, filed notification of registration.

The Company is a closed-end, non-diversified management investment company. As a closed-end, non-diversified management investment company, the Company values assets and liabilities at estimated fair value.

On November 17, 2010 the Company filed a Form 8-K with the United States Securities and Exchange Commission regarding secondary market transactions in the Company’s stock.

On February 24, 2011, the Company filed a Form 8-K with the United States Securities and Exchange Commission regarding a Board request to management to contact outside counsel to prepare for the Board’s consideration a proposal exploring the options of winding down and liquidating the Company. Such proposal would be subject to approval by the Board and the Company’s shareholders before any final action would be taken. The Board did not set a schedule for consideration of any such proposal.

2010 Operations Compared to 2009

The net asset value of the Company as a result of operations increased by $672,884 or $.76 per share during 2010 as compared to $271,940 or $.31 share during 2009.

In 2010, there were no purchases and no sales of investments. In 2009, the Company sold Finova Group, Inc. resulting in an after tax realized loss of $622,426. Also sold were the Federal Home Loan Mortgage Corporation, Series L, Series M and Series B resulting in an after tax loss of $2,414,147. In 2009, Seaco, Ltd. was sold by the Company for an after tax realized loss of $1,154,245. In 2009, the Company sold Abitibi Consolidated, Inc. resulting in $1,101,168 as an after tax loss.

Investment income, after income tax benefit was $560,392 for 2010. Investment income, after income tax benefit was $91,360 for 2009. The net loss realized on investments in securities, net benefit of income taxes, was $0 in 2010 and $(6,497,798) in 2009. The net change in unrealized appreciation of investments was $112,492 in 2010. The net change in unrealized appreciation of investments was $6,678,378 in 2009. These components combined to produce a net increase in net assets resulting from operations of $672,884 in 2010 as compared to $271,940 in 2009.

At year end net asset value per share was $6.68 in 2010 and $7.92 in 2009. The 2010 and 2009 year-end net asset value was reduced by dividend payments of $2.00, respectively. See Note 8 of Notes to Financial Statements.

Dividend income increased during 2010 to $12,978 as compared to $12,050 in 2009. For additional information, including a detailed list of dividends paid see Note 2 of Notes to Financial Statements. At the end of 2010 and 2009 three of the Company’s investees did not pay dividends and are therefore considered non-income producing.

Interest income for 2010 was $81,998 as compared to $75,431 for 2009. During 2010 interest income reported from fixed income securities was $78,795 as compared to $74,696 for 2009. Interest income received from money market fund investments was $290 in 2010 compared to $735 in 2009. The majority of the decrease in the money market investment was due to the payment of the dividend of $2.00 per share.

General and administrative expense increased in 2010 to $125,732 as compared to $114,620 during 2009. For both years personnel costs were a large component.

The Director fees included an annual retainer fee of $5,000 in 2010 and 2009, respectively. The Chairman of the Audit Committee received a retainer fee of $2,500 in 2010 and 2009. The Director fees during 2010 and 2009 totaled $86,700, respectively.

Professional fees increased in 2010 to $203,821 as compared to $175,453 in 2009, primarily as a result of increased legal services and fees. Professional fees included audit, tax, legal, and Company Compliance Officer fees.

Other expenses decreased in 2010 to $50,553 as compared to $51,653 during 2009. Other expenses include registrar and transfer agent fees and printing fees.

Internal and External Sources of Liquidity

The two major components of the Company’s source of liquidity are investments in securities and cash (including short term investments).

Investments in Securities

While investments consist mainly of marketable securities, they are considered mid to long-term investments.

Real Estate

It is our present policy not to make additional investments in land development.

Cash, including short term investments

At December 31, 2010 and 2009, the Company held net cash and short term investments consisting of a money market mutual fund of $3,700,167 and $1,595,669, respectively, which is highly liquid and accordingly is the Company’s best source of liquidity.

Commitments for Capital Expenditures

The Company has no contractual commitments to purchase additional equity securities.

The Company’s stock repurchase program had been in effect since 1980. As of December, 2003 the Company discontinued repurchasing shares.

Critical Accounting Policy

Our accounting and reporting policies are in accordance with accounting principles generally accepted in the United States of America, and they conform to general practices within the industry. The application of these principles involves judgments and the use of estimates based on assumptions that involved uncertainty at the time of estimation. We have identified the policy for valuing investments in securities that are privately held issuers or for which market quotations are not readily available as a critical accounting policy. Securities for which market quotations are not readily available are valued at fair value as determined by the Pricing Committee of the Board of Directors. The Pricing Committee may consider, if available, financial statements such as balance sheets and statements of operations; business and strategic plans; evaluations of major assets; quality of management; legal, contractual or market restrictions or limitations on sale of securities; and other factors which the Pricing Committee deems relevant.

Summary

During 2010 the net asset value of the Company as a result of operations increased by $672,884 as compared to an increase of $271,940 for 2009. At December 31, 2010 net assets per share were $6.68. This is a decrease of $1.24 per share from the December 31, 2009 net assets per share of $7.92 and also reflects the payment of dividends of $2.00 per share in 2010.

Management’s Report
FIRST CAROLINA INVESTORS, INC.

The management of First Carolina Investors, Inc. is responsible for the preparation, integrity and objectivity of the financial statements and other information in the accompanying Annual Report. These financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America and necessarily include some estimates which are based upon management’s judgment.

Management is also responsible for establishing and maintaining a system of internal controls to provide reasonable assurance that assets are safeguarded, transactions are properly executed and financial records are adequate and reliable for the preparation of financial statements.

The system of internal controls, while restricted due to having only one employee, provides for certain divisions of responsibilities. Management monitors the system for compliance and performs analytical reviews for reasonableness. Management believes that, as of December 31, 2010, the Company’s system of internal controls is adequate to accomplish the objectives discussed herein.

The Audit Committee of the Board of Directors meets periodically with management and the independent registered public accountants to review matters relating to the quality of financial reporting, internal accounting control and the results of the annual independent audit. The independent registered public accountants have direct and unlimited access to the Audit Committee with or without management present.

The accompanying financial statements have been audited by KPMG LLP, independent registered public accountants, in accordance with the standards of the Public Company Accounting Oversight Board (United States). Their audit includes consideration of the Company’s system of internal controls in order to establish a basis for reliance thereon in determining the nature, extent and timing of auditing procedures required to support their opinion on the financial statements.

Brent D. Baird
President

Report of Independent Registered Public Accounting Firm
FIRST CAROLINA INVESTORS, INC.

The Directors and Shareholders
First Carolina Investors, Inc.

We have audited the accompanying statements of assets and liabilities, including the schedule of investments, of First Carolina Investors, Inc. as of December 31, 2010 and 2009 and the related statements of operations and the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2010 and 2009, by correspondence with the custodian and other appropriate audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of First Carolina Investors, Inc. as of December 31, 2010 and 2009 and the results of its operations and the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Charlotte, North Carolina
February 25, 2011

FIRST CAROLINA INVESTORS, INC.
Statements of Assets and Liabilities
December 31, 2010 and 2009

	2010	2009

Assets
Investments in securities, at fair value (note 2) (cost of $3,895,832 in 2010 and 2009)	$2,636,919	$2,466,475
Short term money market investments	3,700,167	1,595,669
Cash	7,930	26,797
Accrued dividend and interest receivable	19,732	19,714
Federal and state income tax receivables (note 5)	—	3,029,093
Other assets (note 3)	9,605	10,994

Total assets	6,374,353	7,148,742

Liabilities
Accounts payable and accrued liabilities (note 4)	131,449	90,864
Deferred income tax payable (note 5)	95,137	37,186
Federal and state income taxes payable (note 5)	229,529	—

Total liabilities	456,115	128,050

Net Assets	$5,918,238	$7,020,692

Analysis of Net Assets:
Net capital paid in on shares of capital stock	8,391,763	8,391,763
Undistributed net investment income and realized gain (loss)	(1,642,642)	(427,695)
Net unrealized appreciation (depreciation) of investments	(830,883)	(943,376)

Net Assets	$5,918,238	$7,020,692

Net assets per share (3,500,000 no par value common shares authorized, 886,679 shares issued, 886,579 shares outstanding, in 2010 and 2009, respectively) (note 6)	$6.68	$7.92

See accompanying Notes to Financial Statements.

FIRST CAROLINA INVESTORS, INC.
Statements of Operations
For the years ended December 31, 2010 and 2009

	2010	2009
INCOME
Dividends	$12,978	$12,050
Interest	81,998	75,431
Other	34,243	200

Total income	129,219	87,681

EXPENSES
General and administrative	125,732	114,620
Director fees and expenses	89,334	88,582
Professional fees	203,821	175,453
State and local taxes	26,325	26,325
Other	50,553	51,653

Total expenses	495,765	456,633

Loss before income taxes and realized and unrealized depreciation on investments	(366,546)	(368,952)
Provision for income tax benefit (note 5)	926,938	460,312

Investment income, net	560,392	91,360
Net loss realized on investments in securities, after income tax benefit of $0 in 2010 and $(3,498,815) in 2009	—	(6,497,798)
Net change in unrealized appreciation of investments for the period, after deferred tax expense of $57,951 in 2010 and $3,618,040 in 2009	112,492	6,678,378

Net increase (decrease) in net assets resulting from operations	$672,884	$271,940

See accompanying Notes to Financial Statements.

FIRST CAROLINA INVESTORS, INC.
Statements of Changes in Net Assets
For the years ended December 31, 2010 and 2009

	2010	2009

Increase (decrease) in net assets from operations
Investment income, net of taxes	$560,392	$91,360
Realized loss on investments, net of taxes	—	(6,497,798)
Change in unrealized appreciation net of taxes	112,492	6,678,378

Net increase (decrease) in net assets resulting from operations	672,884	271,940
Distributions to shareholders of $2.00 per share in 2010 and 2009 from investment income, net (note 8)	(1,775,338)	(1,773,358)

Total decrease	(1,102,454)	(1,501,418)
Net assets
Beginning of year	7,020,692	8,522,110

End of year (undistributed net investment income and realized gain (loss) of $(1,642,642) in 2010 and $(427,695) in 2009)	$5,918,238	$7,020,692

See accompanying Notes to Financial Statements.

FIRST CAROLINA INVESTORS, INC.
Schedule of Investments
December 31, 2010 and 2009

		2010		2009
		Principal		Principal
		Amount	Fair	Amount	Fair
		or Shares	Value	or Shares	Value

	Common and Preferred Securities - 31.5% in 2010 and 24.7% in 2009

	Financial Services 8.2% in 2010 and 18.4% in 2009
**, *	Federal Home Loan Mortgage Corp. — Series L	73,647	66,282	73,647	103,842
**, *	Federal Home Loan Mortgage Corp. — Series M	625	531	625	831
**, *	Federal Home Loan Mortgage Corp.	5,000	1,250	5,000	7,700

	Diversified 91.8% in 2010 and 81.6% in 2009
	Ravensource Fund	74,000	763,347	74,000	497,639

	Total Common and Preferred Securities (cost of $2,018,626 in 2010 and 2009)		831,410		610,012

	Fixed Income Securities 68.5% in 2010 and 75.3% in 2009
	U.S. Treasury Note 4.50% due 2011	$1,751,000	1,805,509	$1,751,000	1,856,463

	Total Fixed Income Securities (cost of $1,877,206 in 2010 and 2009)		1,805,509		1,856,463

	Total - 100% (cost of $3,895,832 in 2010 and 2009)		$2,636,919		$2,466,475

	Short term money market investments		$3,700,167		$1,595,669

**	Non-Income Producing Securities in 2010.
*	Non-Income Producing Securities in 2009.

	See accompanying Notes to Financial Statements.

FIRST CAROLINA INVESTORS, INC.
Notes to Financial Statements
December 31, 2010

(1)    Summary of significant accounting policies, financial statement presentation and organization

(a) Organization

First Carolina Investors, Inc. was organized December 2, 1971 and subsequently incorporated in the State of Delaware on July 1, 1987. On January 3, 1995, First Carolina Investors, Inc. registered as a non-diversified, closed-end management investment company under The Investment Company Act of 1940.

(b) Investments in Securities

The Company records security transactions based on the trade date. Investments in securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation; other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are stated at the last quoted bid price. Securities of privately-held issuers or for which market quotations are not readily available are valued at fair value as determined in good faith by the Company’s Pricing Committee of the Board of Directors. In determining fair value, the Pricing Committee of the Board of Directors may consider, if available, financial statements; business and strategic plans; evaluations of major assets; quality of management; legal, contractual or market restrictions or limitations on sale of the securities; and other factors which the directors deem relevant. Realized gains and losses are determined based on the average cost of the securities sold.

Interest income is recognized on the accrual basis. Dividend income is recognized on the ex-dividend date. Discounts and premiums on debentures are amortized to cost over the life of the debentures.

Effective January 1, 2008, the Company adopted FASB ASC 820-10, Fair Value Measurements and Disclosures (SFAS 157, “Fair Value Measurements”) which is presented in footnote 2.

(c) Income taxes

The Company is subject to federal and state corporate income taxes. The Company accounts for deferred income taxes using the asset and liability method. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and operating loss and tax credit carryforwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be realized or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

(d) Distributions to Shareholders

Dividends payable to shareholders are recorded on the declaration date.

(e) Management’s use of estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increase and decrease in net assets from operations during the reporting period. Actual results may differ from these estimates.

(f) Reclassifications

Certain amounts in 2009 were reclassified to conform with presentation in 2010. These reclassifications had no effect on the Company’s previously reported results of operations.

(2)    Investments in securities

The Company’s investments in common stocks and debentures, which are stated at fair value, are as follows:

	December 31, 2010
	Principal			Gross	Gross
	Amount or	Fair Value		Unrealized	Unrealized
	Number	as a % of		Holding	Holding	Fair	Dividend
	of Shares	Net Assets	Cost	Gains	Losses	Value	Income

Common and Preferred Securities
Federal Home Loan Mortgage Corporation — Series L	73,647	1.1%	1,651,108	—	(1,584,826)	66,282	—
Federal Home Loan Mortgage Corporation — Series M	625	0.0%	5,880	—	(5,349)	531	—
Federal Home Loan Mortgage Corporation	5,000	0.0%	6,300	—	(5,050)	1,250	—
Ravensource Fund	74,000	12.9%	355,338	408,009	—	763,347	12,978

Fixed Income Securities
U.S. Treasury Note 4.50% due 2011	$1,751,000	30.5%	1,877,206	—	(71,697)	1,805,509	—

			3,895,832	408,009	(1,666,922)	2,636,919	12,978

	December 31, 2009
	Principal			Gross	Gross
	Amount or	Fair Value		Unrealized	Unrealized
	Number	as a % of		Holding	Holding	Fair	Dividend
	of Shares	Net Assets	Cost	Gains	Losses	Value	Income

Common and Preferred Securities
Federal Home Loan Mortgage Corporation — Series L	73,647	1.5%	1,651,108	—	(1,547,266)	103,842	—
Federal Home Loan Mortgage Corporation — Series M	625	0.0%	5,880	—	(5,049)	831	—
Federal Home Loan Mortgage Corporation	5,000	0.1%	6,300	1,400	—	7,700	—
Ravensource Fund	74,000	7.1%	355,338	142,301	—	497,639	12,050

Fixed Income Securities
U.S. Treasury Note 4.50% due 2011	$1,751,000	26.4%	1,877,206	—	(20,743)	1,856,463	—

			$3,895,832	143,701	(1,573,058)	2,466,475	12,050

During 2010, no purchases and sales of investment securities occurred. Cost of purchases and proceeds from sales of investment securities were $0 and $569,610 during 2009. The net loss on sale of investment securities was $9,996,613 for 2009. Net gains and losses are computed using the average cost method.

The U.S. federal income tax basis of the Company’s investments at December 31, 2010, was $2,357,103, and net unrealized depreciation for U.S. federal income tax purposes was $123,142 (gross unrealized appreciation $0; gross unrealized depreciation $123,142). The difference between tax basis and the book basis of undistributed income is primarily due to computing gains and losses on investments using the specific identification method for tax and average cost for book purposes.

Effective January 1, 2008, the Company adopted FASB ASC 820-10, Fair Value Measurements and Disclosures (SFAS 157, “Fair Value Measurements”). This new accounting statement defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles and expands disclosures about fair value measurements. The three levels of the fair value hierarchy are as follows:

Level 1 — quoted prices in active markets for identical investments

Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Level 3 — significant unobservable inputs (including the Company’s own assumption in determining the fair value of investments)

The inputs or methodology used in valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2010 and 2009 in valuing the Company’s investments at fair value:

		Investments
		in
		Securities
		2010	2009
Level 1:	Quoted Prices	$2,636,919	$2,466,475
Level 2:	Other Significant Observable Inputs	—	—
Level 3:	Significant Unobservable Inputs	—	—

Total		$2,636,919	$2,466,475

(3)    Other assets

The components of other assets at December 31, 2010 and 2009 are as follows:

	2010	2009

Miscellaneous	$9,605	$10,994

(4)    Accounts payable and accrued liabilities

The components of accounts payable and accrued liabilities at December 31, 2010 and 2009 are as follows:

	2010	2009

Trade accounts payable	$22,524	$3,335
Miscellaneous accruals and payables	108,925	87,529

	$131,449	$90,864

(5)    Income taxes

Total income tax expense (benefit) for the years ended December 31, 2010 and 2009 are allocated as follows:

	2010		2009
	Earnings (loss)	Income Tax	Earnings (loss)	Income Tax
	before	Expense	before	Expense
	Income Tax	(Benefit)	Income Tax	(Benefit)

Investment income	$(366,546)	$(926,938)	$(368,952)	$(460,312)
Gain realized on investments in securities	—	—	(9,996,613)	(3,498,815)
Change in unrealized appreciation of investments	170,444	57,951	10,296,418	3,618,040

	$(196,102)	$(868,987)	$(69,147)	$(341,087)

The components of federal and state income tax expense (benefit) from continuing operations are summarized as follows:

	2010	2009

Current:
Federal	$477,510	$(3,841,640)
State	(1,404,448)	(442,927)

	(926,938)	(4,284,567)
Deferred:
Federal	57,951	3,943,480
State	—	0

	57,951	3,943,480

	$(868,987)	$(341,087)

In 2010 income tax expense (benefit) for the years presented was different than the amounts computed by applying the statutory federal income tax rate to earnings before income taxes. Income tax expense (benefit) for 2010 and 2009 was $(868,987) for an effective tax rate of (443.2)% compared to $(341,087) for an effective rate of (493.3%). The overall state tax benefit in 2010 was primarily attributable to a reduction in previously accrued taxes due to reduced risk on certain tax contingencies. The sources of these differences and the tax effects of each are as follows:

	2010	%	2009	%

Income tax expense (benefit) at federal rate	$(66,675)	(34.0)	$(24,201)	(35.0)
State income tax net of federal tax expense (benefit)	(936,319)	(477.5)	(274,605)	(397.1)
Change in state valuation allowance	9,382	4.8	(13,298)	(19.2)
Dividend exclusion	—	—	(2,952)	(4.3)
Rate differential	—	—	(21,004)	(30.4)
Change in federal valuation allowance	127,722	65.1	—	—
Franchise tax adjustment	(3,143)	(1.6)	(1,719)	(2.4)
Meals and entertainment	47	—	50	—
Other	(1)	—	(3,358)	(4.9)

Provision for income tax expense (benefit)	$(868,987)	(443.2)	$(341,087)	(493.3)

The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and deferred tax liabilities at December 31, 2010 and 2009 are presented below:

	2010	2009

Deferred tax assets:
Investment in securities, principally due to net unrealized losses on securities	$469,575	$533,150
Federal/State loss carryforwards	520,824	378,096

Total gross deferred tax assets	990,399	911,246

Valuation allowance	(511,590)	(374,486)

Net deferred tax assets	478,809	536,760

Deferred tax liabilities:
Other basis differences in securities	(573,946)	(573,946)

Total gross deferred tax liabilities	$(573,946)	$(573,946)

Net deferred tax asset (liability)	$(95,137)	$(37,186)

The calculation of deferred tax assets and liabilities at the end of each year is based on tax laws and rates enacted for future years.

The valuation allowance for deferred tax assets was $511,590 as of December 31, 2010 and $374,486 as of December 31, 2009. The total valuation allowance relative to federal net operating loss carryforwards, state capital loss carryforwards and state net deferred assets increased $137,104 during 2010. In assessing the realizability of deferred tax assets, management considers whether it is more likely than not that some portion or all of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences become deductible. Management considers the scheduled reversal of deferred tax liabilities, projected future taxable income, and tax planning strategies in making this assessment. In order to fully realize the deferred tax asset, the Company will need to generate future taxable income prior to the expiration of the deferred tax assets governed by the tax code. Based upon the level of historical taxable income and projections for future taxable income over the periods in which the deferred tax assets are deductible, management believes it is not more likely than not the Company will realize the benefits of these deductible differences, net of the existing valuation allowances at December 31, 2010.

In June 2006, the FASB issued FASB ASC 740-10, Income Taxes (FIN 48, Accounting for Uncertainty in Income Taxes-an interpretation of FASB Statement No. 109). The interpretation addresses the determination of whether tax benefits claimed or expected to be claimed on a tax return should be recorded in the financial statements. Pursuant to FASB ASC 740-10, a corporation may recognize the tax benefit from an uncertain tax position only if it is more likely that not that the tax position will be sustained on examination by the taxing authorities, based on the technical merits of the position. FASB ASC 740-10 requires the tax benefits recognized in the financial statements to be measured based on the largest benefit that has a greater than fifty percent likelihood to be realized upon ultimate settlement. FASB ASC 740-10 also provides guidance regarding derecognition of tax benefits, interest and penalties related to tax deficiencies, and requires additional income tax disclosures. The Company adopted the provisions of FASB ASC 740-10 as of January 1, 2007.

As a result of the implementation of FASB ASC 740-10 by the Company, the amount of unrecognized tax benefits as of January 1, 2010 was $1,301,000. As a result of various uncertain tax positions of the Company, the amount of unrecognized tax benefits as of December 31, 2010 was $260,000, of which $260,000 would impact the Company’s effective tax rate, if recognized. While it is possible that the unrecognized tax benefit could change significantly during the next year, it is reasonably possible that the Company will recognize approximately $260,000 of unrecognized tax benefits as a result of the expiration of the relevant statute of limitations. A reconciliation of the change in the gross unrecognized tax benefit balance from January 1, 2010 to December 31, 2010 is as follows:

Beginning Balance 1/1/2010	$1,301,000
Decreases as a result of positions taken during a prior period	$0
Increases as a result of positions taken during the current period	$0
Reductions as a result of a lapse of the applicable statute of limitations	$(1,041,000)

Ending Balance 12/31/2010	$260,000

Consistent with prior reporting periods, the Company recognizes interest accrued in connection with unrecognized tax benefits, net of related tax benefits, and penalties in income tax expense in consolidated statements of income. As of January 1, 2010, the Company had accrued approximately $321,000 for the payment of interest and penalties. As of December 31, 2010, the Company had accrued approximately $61,000 for the payment of interest and penalties.

Federal and state income tax returns of the Company for 2007 and subsequent years are subject to examination by the Internal Revenue Service and various other taxing authorities.

The Company’s 2009, 2006, and 2004 federal tax returns are currently under examination by the Internal Revenue Service.

(6)    Net assets per share

Net assets per share are based on the number of shares of common stock and common stock equivalents outstanding. After deducting treasury stock, 886,579 shares are outstanding at December 31, 2010 and 2009.

(7)  Share repurchase program

During 2010 and 2009 no shares were repurchased.

As of December 31, 2010 the Company had repurchased 639,302 shares as treasury shares at a cost of $22,498,467. At December 31, 2010 a total of 639,202 treasury shares were cancelled and retired.

(8)  Distributions to Shareholders

Four dividends totaling $1,775,338 per share were declared during the twelve months ended December 31, 2010 and 2009, respectively. The dividends are taxable to stockholders as dividend income.

The Company’s directors have adopted a dividend policy to reflect the Company’s intention to distribute to shareholders as dividends not less than all undistributed personal holding company income of the Company as defined in the Internal Revenue Code. In the Company’s case, the sources of such income are primarily dividends, interest received, and gains on sales of securities. Dividends are paid quarterly and in the fourth quarter, if necessary, an adjusting dividend is paid to effect a distribution of all undistributed personal holding company income for the fiscal year.

(9)  Related Party Transactions

Each Director received fees of $2,000 per Board meeting attended and $1,600 per Audit Committee meeting attended. Each Director received an additional $5,000 annual retainer fee. The Chairman of the Audit Committee received an additional $2,500 annual retainer fee. For the twelve months ended December 31, 2010 and 2009 directors’ fees totaled $86,700, respectively.

The Company paid brokerage fees of $0 and $750 for the year ended December 31, 2010 and 2009, respectively. The Company has executed securities transactions through the brokerage firm of Trubee, Collins and Co., Inc., of which Brent D. Baird, President of the Company, is a registered person. Trubee, Collins & Co., Inc. received brokerage fees of $0 and $750 during the year ended December 31, 2010 and 2009, respectively.

Financial Highlights
For the Years Ended December 31

	2010	2009	2008	2007	2006

Financial Highlights*
Investment income	$.14	$.10	$.46	$1.39	$2.94
Expenses (including income taxes)	.49	.01	.06	(1.07)	(.58)

Investment income - net	.63	.11	.52	.32	2.36
Net realized and unrealized gain (loss) on real estate and investments	.13	.20	(5.60)	(2.04)	2.66

Total from investment operations	.76	.31	(5.08)	(1.72)	5.02
Distributions from investment income - net	(2.00)	(2.00)	(2.00)	(15.50)	(16.50)

Net (decrease) in net asset value	(1.24)	(1.69)	(7.08)	(17.22)	(11.48)
Net asset value:
Beginning of year	7.92	9.61	16.69	33.91	45.39

End of year	$6.68	$7.92	$9.61	$16.69	$33.91

Market value end of year	$9.50	$7.30	$4.60	$14.60	$28.00
Total Net Assets	$5,918,238	$7,020,692	$8,522,110	$14,792,579	$30,065,610

Ratios
Ratio of expenses including income tax expense (benefit) to average net assets	7.10%	.05%	.49%	3.27%	1.25%
Ratio of expenses net of income tax expense (benefit) to average net assets	8.17%	6.00%	4.56%	1.81%	1.26%
Ratio of investment income - net to average net assets	9.23%	1.20%	3.86%	.97%	5.16%
Portfolio turnover	—%	21.3%	32.63%	8.13%	10.73%
Total return based on market price	61.08%	129.74%	(60.68)%	(22.41)%	17.84%
Average Shares Outstanding	886,579	886,579	886,579	886,579	886,579

*	Per share data is based upon the average number of shares outstanding for the year.

Computation of Net Asset Value per Share
For the Years Ended December 31, 2010 and 2009

	2010	2009

Net Assets	$5,918,238	$7,020,692

Shares Outstanding	886,579	886,579

Net Assets Value per Share	$6.68	$7.92

First Carolina Investors, Inc.

Directors

Bruce C. Baird
 President of
 Belmont Contracting Co., Inc.

Patrick W.E. Hodgson†
 President of Cinnamon Investments Ltd.

Theodore E. Dann, Jr.†
 President and CEO of
 ACH Foam Technologies, LLC

James E. Traynor†
 President of
 Clear Springs Development Co., LLC

H. Thomas Webb III‡
 Real Estate Consultant

Officers:

H. Thomas Webb III
 Chairman

Brent D. Baird‡
 President

Bruce C. Baird
 Vice President, Secretary

Cynthia Raby
 Assistant Secretary

†Member of the Audit Committee
‡Member of the Pricing Committee

Registrar, Transfer and Disbursing Agent
Continental Stock Transfer and Trust Company
17 Battery Place
New York, NY 10004

Independent Registered Public Accounting Firm
KPMG LLP
550 South Tryon Street
Charlotte, NC 28202

Item 2.	Code of Ethics.

The Registrant adopted its Code of Ethics on October 17, 2002 and amended the reporting requirements set forth in the Code of Ethics on September 19, 2003 that applies to the Registrant’s principal executive officer, its directors, and all individuals performing principal financial functions on behalf of the Registrant. The Registrant has not amended the Code of Ethics as described in the Form N-CSR during the year ended December 31, 2010. The Registrant has not granted any waiver, including an implicit waiver, from a provision of the Code of Ethics as described in Form N-CSR during the year ended December 31, 2010. A copy of the Registrant’s Code of Ethics may be obtained, free of charge, by contacting First Carolina Investors, Inc. in writing and requesting the same. The address is P. O. Box 1827, Fort Mill, SC 29716.

Item 3.	Audit Committee Financial Expert.

The Registrant’s Audit Committee does not have a financial expert. The Audit Committee is composed of three directors possessing vast business experience and diverse financial backgrounds. In the opinion of the Board of Directors and the Audit Committee, no one Audit Committee member can be designated an expert to cover all possible matters to be considered, but collectively, and with the assistance of outside experts, the Audit Committee feels it can address the Registrant’s concerns effectively.

Item 4.	Principal Accountant Fees and Services.
(a)	Audit Fees.

The aggregate KPMG LLP fees billed for 2010 and 2009 were $71,600 respectively, for professional services rendered for audit of the Registrant’s financial statements, review of N-SAR and filing of N-17f-2 reports for the fiscal year ended December 31, 2010 and 2009.

(b)	Audit Related Fees.

There were no audit related fees billed by KPMG LLP.

(c)	Tax Fees.

The aggregate KPMG LLP fees billed for 2010 and 2009 were $44,538 and $42,035 respectively, for professional services rendered to the Registrant for federal and state tax return preparation and research.

(d)	All Other Fees.

There were no other fees billed by KPMG LLP.
(e)(1)	Pursuant to Rule 2-10(c) (7) Regulation S-X, the Registrant’s Audit Committee has adopted pre-approval policies and procedures. The policies and procedures provide that audit, tax, audit-related fees and all other fees be proposed and pre-approved with the Audit Committee prior to the services being provided. The Audit Committee carefully considers the independence of the accountants and auditors and the reasonableness of the fees quoted in relation to the services anticipated. A copy of the pre-approval policy adopted by the Audit Committee will be forwarded upon written request to First Carolina Investors, Inc. at P. O. Box 1827, Fort Mill, South Carolina 29716.

(2)	The Registrant’s Audit Committee pre-approved 100% of the services described in item 4(a)through (d) at a meeting dated
December 7, 2010 for the 2010 fees and at a meeting dated December 4, 2009 for the 2009 fees.
(f)	All work was performed by KPMG LLP full-time, permanent employees.

(g)	All fees paid to KPMG LLP in 2010 and 2009 have been disclosed.

(h)	All fees and services provided by KPMG LLP set forth in this Report were pre-approved by the Audit Committee.
Item 5.	Audit Committee of Listed Registrants.

Pursuant to Rule 10A-3 of the Securities Exchange Act of 1934, Registrant has established a separately-designated standing Audit Committee consisting of James E. Traynor (Chairman), Theodore E. Dann, Jr., and Patrick W. E. Hodgson.

Item 6.	Schedule of Investments.

The schedule of investments is included as a part of the 2010 Annual Report of First Carolina Investors, Inc. filed under Item 1 on this Form N-CSR.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The following Proxy Voting Policy, originally adopted on May 21, 2003 and restated on March 23, 2005 at a meeting of the Board of Directors of First Carolina Investors, Inc., is hereby stated as follows:

“The Proxy Voting Policy of First Carolina Investors, Inc. (the “Fund”) will be procedurally for the President to vote according to “management’s recommendations” in the received proxies, provided the vote is in the best interest of the Fund, and to send a copy to the Assistant Secretary for filing in the business records at the Fund’s headquarters. If the President believes it is not in the Fund’s best interests to vote in accordance with “management’s recommendations” on a proxy received, he will prepare a memorandum disclosing such reasons for disagreeing with “management’s recommendations” which will be kept in the business records at the Fund’s headquarters. In the event of a conflict of interest, the President will contact the Pricing Committee and the full Board of Directors of the Fund to discuss the issues. Copies of all proxies received and voted on will be available for all Directors and Officers to review at any time.”

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

As of the date of this Report, Brent D. Baird, President, and portfolio manager, is primarily responsible for the day-to-day management of the Registrant’s entire portfolio for 2010. Mr. Brent D. Baird has been primarily responsible for the Registrant’s investment portfolio during the past five years. Mr. Brent D. Baird does not provide day- to-day management for any other listed portfolio. No compensation is received by Mr. Brent D. Baird. As a shareholder of Registrant, Mr. Brent D. Baird owns more than $500,000 in shares.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

The Registrant has not repurchased its equity shares since December 17, 2003.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures disclosed in the Registrant’s filings in which shareholders may recommend nominees to the Registrant’s Board of Directors.

Item 11.	Controls and Procedures.

The Registrant’s principal executive officer has concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c))) are adequate and satisfactory based on their evaluations of these controls and procedures at December 31, 2010. No significant changes in the internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses, has been deemed necessary.

Item 12.	Exhibits
(a)(1)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17CFR 270.30a-2(a)) attached as EX.99.302CERT.

(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17CFR 270.30a-2(b)) attached as EX99.906CERT.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) FIRST CAROLINA INVESTORS, INC.

By:	/s/ Brent D. Baird

Brent D. Baird, Chief Executive Officer

Date: February 28, 2011
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.
By:
Date:
The Company has no designated Chief Financial Officer at this time.